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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2006

                              TUTOGEN MEDICAL, INC.
               (Exact Name of Registrant as Specified in Charter)

       FLORIDA                         0-16128                   59-3100165
   (State or Other            (Commission File Number)        (I.R.S. Employer
   Jurisdiction of                                           Identification No.)
   Incorporation)

                        13709 PROGRESS BOULEVARD, BOX 19
                             ALACHUA, FLORIDA 32615
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (386) 462-0402

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO DEFINITIVE MATERIAL AGREEMENT

         The discussion below under Item 3.02 with respect to the issuance of a convertible debenture and warrants to purchase common stock of Tutogen Medical, Inc. (the "Company"), pursuant to the securities purchase agreement and the registration rights agreement is incorporated by this reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The discussion below under Item 3.02 with respect to the issuance of a convertible debenture pursuant to the securities purchase agreement is incorporated by this reference into this Item 2.03.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         As previously reported, due to the Company's announced restatement of prior financial statements, the Company was unable to timely file its Form 10-Q (Quarterly Report) for the quarter ended March 31, 2006, and, accordingly, was not in compliance with the listing requirements of the American Stock Exchange
(Amex). On June 7, 2006, the Company submitted a plan advising the Amex of the actions that the Company has taken and intends to take that will bring the Company into compliance with the rules and regulations of the Amex. On June 23, 2006, the Amex notified the Company that it had accepted the Company's plan to be in compliance with the Amex listing requirements, and had granted the Company until July 6, 2006, to timely file its Form 10-Q. The Company expects to file its Form 10-Q on or before July 6, 2006, and therefore regain compliance with the Amex continued listing standards. The Company will be subject to periodic review by Amex staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the Amex.

         A copy of the press release relating to the foregoing is attached as
Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         On June 30, 2006, the Company issued an institutional investor a $3.0 million convertible debenture and warrants for the purchase of up to 175,000 shares of common stock for gross proceeds of $3.0 million.

         Pursuant to the terms of the securities purchase agreement, the debenture was sold at a face value of $3.0 million and the warrants are exercisable at a price of $5.15 per share at any time at the election of the holder until the earlier of the third anniversary of the date of issuance or upon a change in control of the Company.

         The debenture, which bears interest at the rate of 5.0% per year (payable quarterly in arrears), is due upon the earlier of 12 months from the date of issuance or upon a change in control of the Company, and is convertible into common stock at a price of $5.15 per share at any time at the election of the holder. The debenture is unsecured and ranks junior to all of the Company's existing indebtedness and senior to any additional indebtedness. Pursuant to its terms, the debenture may be accelerated by the purchaser if, among other things, the Company fails to pay principal and interest on the debenture when due, if the representations or warranties made by the Company in the transaction documents are not true as of the date they were made, if the Company commences bankruptcy proceedings, if the Company receives an order ceasing trading of its securities which is not remedied, or if the Company incurs debt that ranks senior or pari passu with the debenture or is secured by the Company's assets or intangibles.

         In addition, the terms of the debenture and warrants provide for anti-dilution adjustments to the conversion and exercise prices in the event

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that the Company issues equity securities at a price below $5.15 within 12 months from the date of issuance, other than in connection with specified exempt issuances. The $5.15 conversion and exercise prices represent a premium to the market price of Tutogen's common stock on the day prior to closing.
The Company intends to use the proceeds from the financing for general corporate purposes.

         In connection with the financing, the Company entered into a registration rights agreement, under which the Company agreed to file a registration statement with the Securities and Exchange Commission for the resale of the shares of common stock underlying the debenture and the warrant sold in the private placement upon the earlier of December 31, 2006 and the day following the filing of the Company's Annual Report on Form 10-K for the fiscal year ending September 30, 2006. Failure to file the registration statement in a timely manner will result in payment by the Company to the purchaser of penalties, subject to certain limitations set forth in the registration rights agreement. Such penalties are also payable in the event that the resale registration statement has not been declared effective within certain time periods or if sales cannot be made pursuant to the registration statement following its effectiveness, each as described in the registration rights agreement.

         The securities described in this Item 3.02 were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The agreements executed in connection therewith contain representations to support the Company's reasonable belief that the purchaser is acquiring the securities for its own account and not with a view to the distribution thereof, and that the purchaser is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act. At the time of their issuance, the securities described in this Item 3.02 will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

         The preceding description of the registration rights agreement, debenture, warrant and securities purchase agreement does not purport to be complete and is qualified in its entirety by reference to such documents, copies of which are attached as Exhibits 4.1, 4.2, 4.3 and 99.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

         A copy of the press release relating to the foregoing is attached as
Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 30, 2006, the Company announced that Mr. Manfred Kruger, Managing Director of the Company's German subsidiary and President of International Operations is no longer associated with the Company. The Company also announced the appointment of Dr. Karl Koschatzky to fill the position of Managing Director. Dr. Koschatzky has been with the Company since 1988 and served most recently as Director of Research and Development operations.

         A copy of the press release relating to the foregoing is attached as
Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

         On, June 29, 2006, the Company announced that it entered into a distribution agreement with Mentor Corporation, a leader in the breast implant and aesthetic product markets. Mentor will have the exclusive North American rights for the use of Tutoplast Dermis in the dermatology and plastic surgery markets for breast reconstruction. The Company will be receiving an upfront payment in consideration for these distribution rights.

         A copy of the press release relating to the foregoing is attached as
Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         4.1 Registration Rights Agreement dated June 30, 2006, by and between Tutogen Medical, Inc. and Azimuth Opportunity, Ltd.

         4.2 5.0% Subordinated Convertible Debenture of Tutogen Medical, Inc. dated June 30, 2006 in an aggregate principal amount of $3,000,000 issued to Azimuth Opportunity, Ltd.

         4.3 Common Stock Purchase Warrant dated June 30, 2006 issued to Azimuth Opportunity, Ltd. for the purchase of up to 175,000 shares of the common stock of Tutogen Medical, Inc.

         99.1 Securities Purchase Agreement dated June 30, 2006 by and between Tutogen Medical, Inc. and Azimuth Opportunity, Ltd.

         99.2     Press Release dated June 29, 2006.

         99.3     Press Release dated June 30, 2006.

         99.4     Press Release dated June 30, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      TUTOGEN MEDICAL, INC.


Dated: July 5, 2006                                   /S/ GUY L. MAYER
                                                      ---------------------
                                                      Guy L. Mayer
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------

        4.1 Registration Rights Agreement dated June 30, 2006, by and between Tutogen Medical, Inc. and Azimuth Opportunity, Ltd.

        4.2 5.0% Subordinated Convertible Debenture of Tutogen Medical, Inc. dated June 30, 2006 in an aggregate principal amount of $3,000,000 issued to Azimuth Opportunity, Ltd.

        4.3 Common Stock Purchase Warrant dated June 30, 2006 issued to Azimuth Opportunity, Ltd. for the purchase of up to 175,000 shares of the common stock of Tutogen Medical, Inc.

        99.1 Securities Purchase Agreement dated June 30, 2006 by and between Tutogen Medical, Inc. and Azimuth Opportunity, Ltd.

        99.2     Press Release dated June 29, 2006.

        99.3     Press Release dated June 30, 2006.

        99.4     Press Release dated June 30, 2006.


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